Transactions with Related Parties	6 Months Ended
Jun. 30, 2017
Related Party Transactions [Abstract]
Transactions with Related Parties:
3. Transactions with Related Parties:
The amounts included in the accompanying consolidated balance sheets and unaudited interim condensed consolidated statements of operations are as follows:
	December 31, 2016	June 30, 2017
Balance Sheet
Due from related parties	$6,674	$20,315
Accrued liabilities	(1,082)	(831)
Due to related parties, current	(5,033)	(2,359)
Due to related parties, non-current	$(116,617)	$(194,321)
Advances for vessels under construction and related costs	-	428
Vessels, net	$-	$308

	Six-month period ended June 30,
Statement of Operations	2016	2017
Voyage expenses	$199	$337
General and administrative expenses	13,475	12,048
Commissions for assets acquired or sold	700	2,778
Interest and finance costs	818	$6,827

(Per day and per quarter information in the note below is expressed in United States Dollars/Euros)

TMS Bulkers Ltd.- TMS Offshore Services Ltd. - TMS Tankers Ltd.- TMS Cardiff Gas Ltd. : Effective January 1, 2017, the Company, entered into a new agreement (the “New TMS Agreement”) with TMS Bulkers Ltd. (“TMS Bulkers”) and TMS Offshore Services Ltd. (“TMS Offshore Services”) (together “the Managers”), to streamline the services offered by TMS Bulkers under the management agreements with each of the Company's drybulk vessel-owning subsidiaries and by TMS Offshore Services, pursuant to the respective management agreements with the Company's offshore support vessel-owning subsidiaries. The Managers may be deemed to be beneficially owned by Mr. George Economou, the Company's Chairman and Chief Executive Officer.

In connection with the New TMS Agreement that entails an increased scope of services, including executive management, commercial, accounting, reporting, financing, legal, manning, catering, IT, attendance, insurance, technical and operations services, the Company terminated the consulting agreements with Fabiana Services S.A. (“Fabiana”), Vivid Finance Limited (“Vivid”) and Basset Holdings Inc. (“Basset”), entities controlled by the Company's Chairman and Chief Executive Officer Mr. George Economou and President and Chief Financial Officer Mr. Anthony Kandylidis, effective as of December 31, 2016. The all-in base cost for providing the increased scope of services was reduced to $1,643/day per vessel which is a 33% reduction from prior levels, based on a minimum of 20 vessels, decreasing thereafter to $1,500/day per vessel. The New TMS Agreement entitles the Managers to an aggregate performance bonus for 2016 amounting to $6,000, as well as a one-time setup fee of $2,000. Under the respective agreement, the Managers are also entitled to (i) a discretionary performance fee, (ii) a commission of 1.25% on charter hire agreements that are arranged by the Managers; and (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that are arranged by the Managers, (iv) a financing and advisory commission of 0.50% and (v) reimbursement of out of pocket and travel expenses. The New TMS Agreement has a term of ten years.

Under both the New TMS Agreement and the agreements effective up to December 31, 2016, if the Managers are requested to supervise the construction of a newbuilding vessel, in lieu of the management fee, the Company will pay the Managers an upfront fee equal to 10% of the budgeted supervision cost. For any additional attendance above the budgeted superintendent expenses, the Company will be charged extra at a standard rate of Euro 500 (or $572 based on the Euro/U.S. Dollar exchange rate at June 30, 2017) per day.

In the event that the management agreements are terminated for any reason other than a default by TMS Bulkers and TMS Offshore or change of control of the vessel owning companies' ownership, the Company is required to pay the management fee for a further period of three calendar months as from the date of termination. During the six-month periods ended June 30, 2016 and 2017, the Company did not incur any such charges.
In the event of a change of control of the vessel owning companies' ownership, the Company is required to pay TMS Bulkers/TMS Offshore a termination payment, representing an amount equal to the estimated remaining fees payable to TMS Bulkers/TMS Offshore under the term of the agreement which such payment shall not be less than the fees for a period of 36 months and not more than a period of 48 months.
Transactions with TMS Bulkers/TMS Offshore in Euros are settled on the basis of the average U.S. Dollar rate on the invoice date.

The Company also entered into new agreements with TMS Cardiff Gas Ltd. (“TMS Cardiff Gas”) and TMS Tankers Ltd. (“TMS Tankers”) regarding its newly acquired tanker and gas carrier vessels on similar terms as the New TMS Agreement with the Managers. (Note 5) TMS Cardiff Gas and TMS Tankers may be deemed to be beneficially owned by Mr. George Economou, the Company's Chairman and Chief Executive Officer.

According to the agreements effective up to December 31, 2016, TMS Bulkers provided comprehensive drybulk ship management services, including technical supervision, such as repairs, maintenance and inspections, safety and quality, crewing and training as well as supply provisioning. TMS Bulkers' commercial management services included operations, chartering, sale and purchase, post-fixture administration, accounting, freight invoicing and insurance. Each vessel management agreement provided for a fixed management fee, of Euro 1,500 ($1,716 based on the Euro/U.S. Dollar exchange rate at June 30, 2017) per vessel per day, which was payable in equal monthly installments in advance and could be adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%. Effective January 1, 2012, the fixed management fee was adjusted by 3% to Euro 1,545 ($1,767 based on the Euro/U.S. Dollar exchange rate at June 30, 2017). Effective January 1, 2015, the fixed management fee was adjusted by 3% to Euro 1,591 ($1,821 based on the Euro/U.S. Dollar exchange rate at June 30, 2017). Effective January 1, 2016, the fixed management fee was adjusted by 3% to Euro 1,639 ($1,876 based on the Euro/U.S. Dollar exchange rate at June 30, 2017).
Under the respective agreements, TMS Bulkers was also entitled to (i) a discretionary incentive fee, (ii) a commission of 1.25% on charter hire agreements that were arranged by TMS Bulkers; (iii) a commission of 1% of the purchase price on sales or purchases of vessels in the Company's fleet that were arranged by TMS Bulkers and (iv) reimbursement of associated legal expenses.
Each management agreement had an initial term of five years and was automatically renewed for a five-year period and thereafter extended in five-year increments, unless the Company provided notice of termination in the fourth quarter of the year immediately preceding the end of the respective term.
According to the agreements effective up to December 31, 2016 TMS Offshore Services provided overall technical and crew management to the Company's Platform Supply and Oil Spill Recovery vessels. Under the management agreements, TMS Offshore was entitled to a daily management fee per vessel of Euro 1,061 ($1,214 based on the Euro/U.S. Dollar exchange rate at June 30, 2017), payable in equal monthly installments in advance and could automatically be adjusted each year to the Greek Consumer Price Index for the previous year by not less than 3% and not more than 5%.

Cardiff Marine Inc: On January 2, 2014, the Company entered into an agreement with certain clients of Cardiff Marine Inc., a company controlled by Mr. George Economou, the Company's Chairman and Chief Executive Officer, for the grant of seven rights of first refusal to acquire seven Newcastlemax newbuildings, should they wish to sell these vessels at some point in the future. The Company could exercise any one, several or all of the rights. Each right was valid until one day before the contractual date of delivery of each vessel. The newbuildings were delivered during 2017, and none of the seven rights was exercised by the Company.

Cardiff Tankers Inc. - Cardiff Gas Ltd : Under certain charter agreements for the Company's tankers and gas carrier vessels, Cardiff Tankers Inc. ("Cardiff Tankers") and Cardiff Gas Ltd (“Cardiff Gas”), two related party entities incorporated in the Republic of the Marshall Islands, provide services related to the sourcing, negotiation and execution of charters, for which they are entitled to a 1.25% commission on charter hire earned by those vessels.
George Economou: As the Company's Chairman, Chief Executive Officer and principal shareholder and taking into consideration his 100% ownership as of June 30, 2017, through his control over Sifnos Shareholders Inc., of the Company's 29 shares (29,166 shares before the 1-for-4, 1-for-7, 1-for-5 and 1-for-7 reverse stock splits) of Series D Preferred Stock which have 100,000 votes per share and shall not be convertible into common shares of the Company, Mr. George Economou has control over the actions of the Company.

Other: On February 15, 2016, the Company announced that the sale of the vessel owning companies of its Capesize vessels, Fakarava, Rangiroa and Negonego to entities controlled by its Chairman and Chief Executive officer Mr. George Economou had failed and on March 24, 2016, entered into new sales agreement with entities controlled by Mr. George Economou, for the sale of the shares in the above vessel owning companies. (Note 6)
On September 16, 2016 and October 26, 2016, the Company also entered into sales agreements with entities controlled by Mr. George Economou for the sale of the shares of the owning companies of the Panamax vessels Oregon, Amalfi and Samatan, respectively. (Note 6)

On January 12, 2017, the Company entered into a "zero cost" Option Agreement ("the LPG Option Agreement"), with companies controlled by Mr. George Economou, the Company's Chairman and Chief Executive Officer, for the purchase of the shares of four owning companies of four high specifications Very Large Gas Carriers ("VLGCs") capable of carrying liquefied petroleum gas ("LPG") that were under construction at Hyundai Samho Heavy Industries Co., Ltd., ("HHI") and have long-term time charter employment agreements with major oil companies and oil traders. Under the terms of the LPG Option Agreement, the Company had until April 4, 2017, to exercise four separate options to purchase up to the four VLGCs at a price of $83,500 per vessel. The transaction was approved by the independent directors of the Company's board of directors based on third party broker valuations. On January 19, 2017 and March 10, 2017, the Company exercised the first two options and acquired two of the VLGCs under construction (Note 5 and Note 6), and on April 6, 2017, exercised the remaining two options and acquired the two remaining VLGCs under construction. (Note 5)

On April 3, 2017, and in connection with the acquisition of the four VLGCs under construction, the Company acquired 100% of the shares of Cardiff LNG Ships Ltd. and Cardiff LPG Ships Ltd. without any cost or payment from entities affiliated with Mr. George Economou, the Company's Chairman and Chief Executive Officer.

On May 15, 2017, the Company also entered into a purchase agreement with an entity affiliated with Mr. George Economou for the purchase of the shares of the owning company of the Suezmax newbuilding vessel Samsara. The transaction was approved by the audit committee of the Company's Board of Directors taking into account independent third-party broker charter free valuations certificates and the long-term employment on a fixed rate basis plus profit share, provided by the seller. The vessel was time chartered back to the seller and employed from May 24, 2017 under a five year time charter plus optional periods in charterer's option at a base rate plus profit share. The charterer was also granted purchase options at the end of each firm period. (Note 6)

Fabiana Services S.A.: On October 22, 2008, the Company entered into a consultancy agreement with Fabiana, a Marshall Islands entity beneficially owned by the Company's Chairman and Chief Executive Officer, Mr. George Economou, with an effective date from February 3, 2008, as amended. Under the agreement, Fabiana provided the services of the Company's Chief Executive Officer. The term of the agreement has been amended for a period of five years commencing on February 3, 2013, unless terminated earlier in accordance with the agreement. Pursuant to the agreement, the Company was obliged to pay an annual remuneration to Fabiana. Fabiana was also entitled to cash or equity-based bonuses to be awarded at the Company's sole discretion. In addition, Fabiana could terminate the agreement for good reason and in such event the Company will be obliged to pay a lump sum amount. Effective December 31, 2016, the consultancy agreement with Fabiana was terminated at no cost by mutual agreement of the parties.

Basset Holdings Inc.: Under the consultancy agreement effective from January 1, 2015, between the Company and Basset, a related party entity incorporated in the Republic of Marshall Islands, Basset provided consultancy services relating to the services of Mr. Anthony Kandylidis in his capacity as Executive Vice President, and since December 2016 President and Chief Financial Officer of the Company. The agreement had an initial term of five years and could be renewed or extended for one-year successive terms with the consent of both parties. Under the terms of the agreement, the Company was obliged to pay an annual remuneration to Basset. Basset was also entitled to cash or equity-based bonuses to be awarded at the Company's sole discretion. The Company could terminate the agreement for cause, as defined in the agreement, in which case Basset would not be entitled to further payments of any kind. Upon termination of the agreement without cause, as defined in the agreement, the Company would be obliged to pay a lump sum amount. Basset could terminate the agreement without cause upon three months written notice. In addition, Basset could terminate the agreement for good reason and in such event, the Company was obliged to pay a lump sum amount. Effective December 31, 2016, the consultancy agreement with Basset was terminated at no cost by mutual agreement of the parties.

Vivid Finance Limited: Under the consultancy agreement effective from September 1, 2010, between the Company and Vivid, a company controlled by Mr. George Economou, the Company's Chairman and Chief Executive Officer, Vivid provided the Company with financing-related services such as (i) negotiating and arranging new loan and credit facilities, interest rate swap agreements, foreign currency contracts and forward exchange contracts, (ii) renegotiating existing loan facilities and other debt instruments, and (iii) the raising of equity or debt in the capital markets. In exchange for its services, Vivid was entitled to a fee equal to 0.20% on the total transaction amount. The consultancy agreement had a term of five years and could be terminated (i) at the end of its term unless extended by mutual agreement of the parties; or (ii) at any time by the mutual agreement of the parties. Effective January 1, 2013, the Company amended its agreement with Vivid to limit the scope of the services provided under the agreement to DryShips and its subsidiaries or affiliates, except for Ocean Rig and its subsidiaries. In essence, post-amendment, the consultancy agreement between the Company and Vivid was in effect for the Company's drybulk and offshore support shipping segments only. Effective December 31, 2016, the consultancy agreement with Vivid was terminated at no cost by mutual agreement of the parties.

Ocean Rig UDW Inc.: On March 29, 2016, the Company entered into 60 day time charter agreements for the offshore support vessels Crescendo and Jubilee with a subsidiary of Ocean Rig, to assist with the stacking of Ocean Rig's drilling units in Las Palmas.
On April 5, 2016, the Company sold all of its shares in Ocean Rig, to a subsidiary of Ocean Rig for total cash consideration of approximately $49,911. The sale proceeds were used to partly reduce the outstanding amount under the Revolving Credit Facility provided to the Company by Sifnos Shareholders Inc. (“Sifnos”) an entity controlled by the Company's Chairman and Chief Executive Officer, Mr. George Economou and for general corporate purposes. In addition, the Company reached an agreement under the Revolving Credit Facility with Sifnos whereby the lender agreed to, among other things release its lien over the Ocean Rig shares. This transaction was approved by the disinterested members of the Company's Board of Directors on the basis of a fairness opinion. As of April 5, 2016, the Company no longer holds any equity interest in Ocean Rig.

Sifnos Shareholders Inc. - Sierra Investments Inc.: On October 21, 2015, as amended on November 11, 2015, the Company entered into a secured revolving credit facility (''Revolving Credit Facility'') of up to $60,000 with Sifnos an entity controlled by Mr. George Economou, the Company's Chairman and Chief Executive Officer, for general working capital purposes. The Revolving Credit Facility was secured by the shares that the Company held in Nautilus Offshore Services Inc. and by a first priority mortgage over one Panamax drybulk carrier. The Revolving Credit Facility had a tenor of three years. Under this agreement, the lender had the right to convert a portion of the outstanding Revolving Credit Facility into shares of the Company's common stock or into shares of common stock of Ocean Rig held by the Company. The conversion would be based on the volume weighted average price of either stock plus a premium. Furthermore, the Company, as the borrower under this agreement, had the right to convert $10,000 of the outstanding Revolving Credit Facility into 8 preferred shares (8,333 before the 1-for-4, 1-for-7, 1-for-5 and 1-for-7 reverse stock splits) of the Company. On October 21, 2015 and December 22, 2015, the Company drew down the amounts of $20,000 and $10,000, respectively under the Revolving Credit Facility.
On December 30, 2015, the Company exercised its right to convert $10,000 of the outstanding principal amount of the Revolving Credit Facility into 8 shares (8,333 before the 1-for-4, 1-for-7, 1-for-5 and 1-for-7 reverse stock splits) of Series B Convertible Preferred Stock of the Company. Each share of Series B Convertible Preferred Stock had the right to vote with the common shares on all matters on which the common shares were entitled to vote as a single class and the shares of Series B Convertible Preferred Stock had five votes per share. The shares of Series B Convertible Preferred Stock were to be mandatorily converted into common shares of the Company on a one to one basis within three months after the issuance thereof or any earlier date selected by the Company in its sole discretion.

On March 24, 2016, the Company entered into an agreement to increase the Revolving Credit Facility. The Revolving Credit Facility was amended to increase the maximum available amount by $10,000 to $70,000, to give the Company an option to extend the maturity of the facility by 12 months to October 21, 2019 and to cancel the option of the lender to convert the outstanding Revolving Credit Facility to the Company's common stock.

Additionally, subject to the lender's prior written consent, the Company had the right to convert $8,750 of the outstanding balance of the Revolving Credit Facility into 29 preferred shares (29,166 preferred shares before the 1-for-4, 1-for-7, 1-for-5 and 1-for-7 reverse stock splits) of the Company, with a voting power of 5:1 (vis-à-vis common stock) and would mandatorily convert into common stock on a 1:1 basis within 3 months after such conversion. As part of the transaction the Company also entered into a Preferred Stock Exchange Agreement to exchange the 8 Series B Convertible Preferred Shares (8,333 before the 1-for-4, 1-for-7, 1-for-5 and 1-for-7 reverse stock splits) held by the lender for $8,750. The Company subsequently cancelled the Series B Convertible Preferred Stock previously held by the lender, effective March 24, 2016.

On March 29, 2016, the Company drew down the amount of $28,000 under the revolving credit facility.

On April 5, 2016, the Company sold all of its common shares in Ocean Rig, to a subsidiary of Ocean Rig for total cash consideration of approximately $49,911 and used $45,000 from the proceeds, to partly reduce the outstanding amount under the Revolving Credit Facility. In addition, the Company reached an agreement under the Revolving Credit Facility whereby the lender agreed to, among other things (i) release its lien over the Ocean Rig shares and, (ii) waive any events of default, subject to a similar agreement being reached with the rest of the lenders to the Company, in exchange for a 40% loan to value maximum loan limit, being introduced under this facility. In addition, the interest rate under the loan was reduced to 4% plus LIBOR.

On September 9, 2016, the Company entered into an agreement to convert $8,750 of the outstanding balance of the Revolving Credit Facility into 29 Series D Preferred Shares (29,166 before the 1-for-4, 1-for-7, 1-for-5 and 1-for-7 reverse stock splits) of the Company. Each preferred share has 100,000 votes and shall not be convertible into common stock of the Company. Also on September 21, 2016, the Company drew down the amount of $7,825 under the Revolving Credit Facility.

On October 31, 2016, the Company sold the shares of the owning companies of three Panamax vessels the Amalfi, Galveston and Samatan (Note 6), and as part of the transaction, entered into an agreement to increase the Revolving Credit Facility with Sifnos. The Revolving Credit Facility was amended to increase the maximum available amount by $5,000 to $75,000 and to give the Company an option within 365 days to convert $7,500 of the outstanding loan into the Company's common shares. As part of the sale of the vessel owning companies, the Company paid the amount of $58,619 to the new owners, being the difference between the purchase price and the outstanding balance of the respective debt facility, by increasing the same amount the outstanding balance of the Revolving Credit Facility. Therefore, following the above transaction, the outstanding principal amount under the Revolving Credit Facility was $69,444. This transaction was approved by the independent members of the Company's Board of Directors on the basis of vessel valuations and a fairness opinion.

On November 30, 2016, Sifnos became the lender of record under two Syndicated Loans previously arranged by HSH Nordbank, with an outstanding balance of an aggregate of $85,066 under the ex-HSH syndicated facilities.

On December 15, 2016, the Company made a prepayment of $33,510 under the Revolving Credit Facility.

On December 30, 2016, the Company entered into a New Senior Secured Revolving Facility ("New Revolving Facility") with Sifnos for the refinancing of the majority of its outstanding debt. Under the terms of the New Revolving Facility, Sifnos extended a new loan of up to $200,000 that was secured by all of the Company's present and future assets except for the vessel Raraka. The New Revolving Facility carried an interest rate of Libor plus 5.5%, was non-amortizing, had a tenor of 3 years, had no financial covenants, was arranged with a fee of 2.0% and had a commitment fee of 1.0%. In addition, Sifnos had the ability to participate in realized asset value increases of the collateral base in a fixed percentage of 30%. The transaction was approved by the Company's independent members of the board and a fairness opinion was obtained in connection with this transaction.

On January 19, 2017, and March 10, 2017, the Company acquired two VLGCs under construction and on April 6, 2017, acquired the two remaining VLGCs pursuant to the LPG Option Agreement and partially financed the closing price of the acquisition of the vessel-owning entities of the four vessels by using the then remaining undrawn liquidity of $79,000, under the New Revolving Facility.

On May 23, 2017, the Company was released by all of its obligations and liabilities under the December 30, 2016 New Revolving Facility, through a Notice of Release from Sifnos, and entered into an unsecured Revolving Facility Agreement ("Revolving Facility") with Sierra Investments Inc. (“Sierra”) and a separate Participation Rights Agreement with Mountain Investments Inc. (“Mountain”), both entities controlled by Mr. George Economou, the Company's Chairman and Chief Executive Officer. The Revolving Facility carries an interest rate of Libor plus 6.5%, is non-amortizing, has a tenor of 5 years, has no financial covenants and was arranged with a fee of 1.0%. In addition, Mountain has the ability to participate in realized asset value increases of the Company's all present and future assets, except the vessel Samsara, in a fixed percentage of 30% in case of their sale and has a duration of up to the maturity of the Sierra Revolving Facility Agreement. The transaction was approved by the Company's independent members of the board and a fairness opinion was obtained in connection with this transaction.

Further to the above, the outstanding balance under the above facilities as of December 31, 2016 and June 30, 2017 was $121,000, and $200,000, while the respective unamortized deferred finance costs amounted to $4,383, and $5,679, respectively.

The aggregate available undrawn amount under the above outstanding facilities at December 31, 2016 and June 30, 2017, was $79,000 and $0, respectively.

The weighted-average interest rates on the above facilities were 8.02% and 7.99% for the six-month period ended June 30, 2016 and 2017, respectively.